INTERCAPITAL QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 1996

                               Two World Trade Center, New York, New York 10048

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of InterCapital Quality Municipal Securities (IQM) for the fiscal year ended October 31, 1996.

Stronger economic growth and the potential threat of inflation shifted the tone of the fixed-income markets from bullish to bearish in early 1996. This change in market psychology was confirmed in March by a surprisingly large increase in payroll employment. The rise in interest rates between February and July may be attributed to market weakness on the days that strong monthly employment figures were reported. The bond market sporadically pushed long-term yields higher, anticipating that the Federal Reserve Board might raise the federal-funds rate. However, with slower growth in employment and overall economic activity between August and October, the central bank left monetary policy unchanged. As a result, by the end of October the fixed-income markets had regained an optimistic outlook and rallied to levels not seen since February.

MUNICIPAL MARKET CONDITIONS

Between February and July, 30-year insured revenue bond yields rose 75 basis points from 5.40 percent to reach 6.15 percent in April and again in mid-June. Subsequently, demand for municipal bonds improved and followed the trend of U.S. Treasury securities toward lower yields. Insured bond yields reached 5.60 percent by the end of October. One-year municipal note yields declined marginally from 3.80 percent to 3.70 percent over the past 12 months. In October, the yield curve pickup for extending maturities from 1 to 30 years was 190 basis points.

The ratio of insured revenue bond yields to 30-year U.S. Treasury yields, moved from 91 percent to 84 percent over the course of the fiscal year. A declining ratio means that municipal bond prices outperformed U.S. Treasury prices. The relative improvement in municipals occurred as flat tax proposals failed to gain public support.

The municipal market also benefited from steady demand. In addition to regular maturities and calls for redemption this year, it has been estimated

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 1996, continued

that investors also faced the retirement of over $60 billion of debt that has been previously refinanced. On the supply side, new issues increased 20 percent to $147 billion over the calendar year to date.


INTERCAPITAL QUALITY MUNICIPAL SECURITIES

         (The chart below represents information which appears as a graphic in the printed report)

         A pie chart reflecting the credit quality of the portfolio ratings of the Five Largest Sectors as of October 31, 1996.

         SECTORS                                     PERCENT
         -------                                     -------
         All others                                    39%
         General Obligation                            15%
         Water & Sewer                                 14%
         IDR/PCR*                                      12%
         Mortgage                                      11%
         Hospital                                       9%

*Industrial Development/Pollution Control Revenue.


         CREDIT RATINGS                              PERCENT
         --------------                              -------
         A or A                                        40%
         Aa or AA                                      32%
         Aaa or AAA                                    24%
         Baa or BBB                                     4%


PERFORMANCE

The Trust's net asset value (NAV) increased from $13.04 to $13.44 per share during the fiscal year ended October 31, 1996. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.72 per share, the Trust's total return was 9.98 percent. Over the same period, IQM's market price on the New York Stock Exchange increased from $10.875 to $11.25 per share. Based on this market price change and reinvestment of tax-free dividends, the Trust's total return was 10.39 percent.

IQM began the fiscal year trading at a 17 percent discount to NAV and ended the year trading at a 16 percent discount. Undistributed net investment income available for dividends improved to $0.077 per share versus $0.047 per share a year ago.

PORTFOLIO STRUCTURE

On October 31, 1996, the Trust's net assets of $365 million were diversified among 13 long-term municipal sectors and 51 credits. The average maturity and call protection of IQM's long-term portfolio were 21 and 8 years, respectively. Throughout the fiscal year, high credit quality was maintained with 56 percent of its long-term holdings rated double or triple "A."

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 1996, continued

Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shares depends on two factors: first, the spread between interest earned on the long-term bonds in the established portfolio of investments and the ARPS auction rate plus ARPS expenses; second, the amount of ARPS outstanding. The greater the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders.

Weekly ARPS yields ranged between 2.99 and 5.375 percent during the fiscal year. Leverage contributed approximately $0.07 per share to common share earnings during the fiscal year. Five ARPS series totaling $97 million and representing 27 percent of net assets was outstanding.

LOOKING AHEAD

The balance between the supply of new issues and demand created by maturities is expected to remain positive for the municipal market. Long-term insured municipal securities currently yield 84 percent of U.S. Treasury securities and may be expected to move in tandem with the Treasury market. Although municipal performance relative to U.S. Treasury securities has improved, tax-exempts could again be affected by market uncertainty if new tax reduction proposals were to resurface.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. Over the past fiscal year IQM purchased and retired 1,486,100 shares of common stock at a weighted average market discount of 15.38 percent. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

We appreciate your ongoing support of InterCapital Quality Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,


/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
RESULTS OF ANNUAL MEETING (unaudited)

                                    * * *


On June 27, 1996, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

Dr. Manuel H. Johnson
  For .........................................................  13,300,591
  Withheld  ...................................................     546,494


John L. Schroeder
  For .........................................................  13,298,541
  Withheld  ...................................................     548,544

The following Trustees were not standing for reelection at this meeting:


Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Michael
E. Nugent and Philip J. Purcell.

(2) CONTINUANCE OF THE CURRENTLY EFFECTIVE INVESTMENT MANAGEMENT AGREEMENT WITH DEAN WITTER INTERCAPITAL INC.:

  For .........................................................  13,237,577
  Against  ....................................................     379,790
  Abstain  ....................................................     229,718

(3) RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS:

  For .........................................................  13,102,890
  Against  ....................................................     587,986
  Abstain  ....................................................     156,209

In addition, a shareholder proposal to require the Trust to convert to an open-end investment company failed to obtain the necessary quorum of a majority of each of the common shares and preferred shares outstanding in order to be presented at the meeting.

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 1996


 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------------
            MUNICIPAL BONDS (97.9%)
            General Obligation (14.6%)
   $10,000  Florida Board of Education, Capital Outlay Refg 1993 Ser D  .....  5.125%  06/01/18    $ 9,361,300
     5,000  De Kalb County, Georgia, Refg 1993  .............................  5.25    01/01/20      4,786,550
    10,000  Washington Suburban Sanitation District, Maryland, Gen Constr
             Refg 1993
             Second Ser  ....................................................  5.25    06/01/14      9,852,900
            New York City, New York,
    10,000   1994 Ser D  ....................................................  5.75    08/15/08      9,847,800
     5,000   1994 Ser C  ....................................................  5.50    10/01/10      4,739,000
    15,000  Seattle, Washington, Refg Ser 1993  .............................  5.65    01/01/20     14,751,450
-----------                                                                                      --------------
    55,000                                                                                          53,339,000
-----------                                                                                      --------------
            Educational Facilities Revenue (7.8%)
     3,500  District of Columbia, Georgetown University Ser 1993  ...........  5.25    04/01/13      3,413,410
            Illinois Educational Facilities Authority,
     4,695   Illinois Wesleyan University Ser 1993  .........................  5.70    09/01/23      4,587,391
     4,955   Northwestern University Refg Ser 1993  .........................  5.375   12/01/21      4,665,727
            Massachusetts Health & Educational Facilities Authority,
    10,000   Boston College Ser K  ..........................................  5.25    06/01/18      9,624,800
     3,000   Wentworth Institute of Technology Ser B (Connie Lee)  ..........  5.50    10/01/23      2,814,810
     3,500  Pennsylvania Higher Educational Facilities Authority, Thomas
             Jefferson University 1993 Ser A  ...............................  5.30    11/01/15      3,350,550
-----------                                                                                      --------------
    29,650                                                                                          28,456,688
-----------                                                                                      --------------
            Electric Revenue (6.9%)
     5,900  South Carolina Public Service Authority, 1993 Refg Ser A (MBIA)    5.50    07/01/21      5,698,810
    10,000  Chelan County Public Utility District #1, Washington, Hydro Refg
             Ser 1993 G  ....................................................  5.375   06/01/18      9,646,900
    10,000  Snohomish County Public Utilities District #1, Washington, Ser
             1993 B (AMT)  ..................................................  5.80    01/01/24      9,732,600
-----------                                                                                      --------------
    25,900                                                                                          25,078,310
-----------                                                                                      --------------
            Hospital Revenue (9.0%)
     8,000  Indiana Health & Educational Facilities Authority, Wellborn
             Memorial Baptist Hospital Refg Ser 1993  .......................  5.50    07/01/14      7,710,560
     3,500  Maine Health & Higher Educational Facilities Authority, Ser 1993
             D (FSA)  .......................................................  5.50    07/01/18      3,392,095
    10,000  Missouri Health & Educational Facilities Authority, Barnes
             Jewish Inc/ Christian Health Services Ser 1993 A  ..............  5.25    05/15/14      9,558,200
    10,000  Fairfax County Industrial Development Authority, Virginia, Inova
             Health System Foundation Refg Ser 1993 A  ......................  5.25    08/15/19      9,392,600
     3,000  Wisconsin Health & Educational Facilities Authority, Catholic
             Health Corp Ser 1993  ..........................................  5.375   11/15/13      2,853,720
-----------                                                                                      --------------
    34,500                                                                                          32,907,175
-----------                                                                                      --------------

                      SEE NOTES TO FINANCIAL STATEMENTS


INTERCAPITAL QUALITY MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 1996, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------------
            Industrial Development/Pollution Control Revenue (12.0%)
   $10,000  Valdez, Alaska, BP Pipeline Inc Ser 1993 B  .....................  5.50 %  10/01/28    $ 9,516,900
    10,000  Hawaii Department of Budget & Finance, Hawaiian Electric Co Inc
             Ser 1993 (AMT) (MBIA)  .........................................  5.45    11/01/23      9,486,300
     4,000  Calvert County, Maryland, Baltimore Gas & Electric Co Refg Ser
             1993  ..........................................................  5.55    07/15/14      3,937,640
     5,000  Brazos River Authority, Texas, Houston Lighting & Power Co Ser
             1993 (MBIA)  ...................................................  5.60    12/01/17      4,932,800
     5,000  Marshall County, West Virginia, Ohio Power Co Ser B (MBIA)  .....  5.45    07/01/14      4,982,750
    10,000  Weston, Wisconsin, Wisconsin Public Service Co Refg Ser 1993 A  .  6.90    02/01/13     10,966,500
-----------                                                                                      --------------
    44,000                                                                                          43,822,890
-----------                                                                                      --------------
            Mortgage Revenue -Multi-Family (4.9%)
     5,000  Illinois Housing Development Authority, 1993 Ser A  .............  5.90    07/01/12      5,031,150
    13,310  Wisconsin Housing & Economic Development Authority, 1993 Ser A  .  5.55    11/01/15     12,781,992
-----------                                                                                      --------------
    18,310                                                                                          17,813,142
-----------                                                                                      --------------
            Mortgage Revenue -Single Family (6.1%)
    10,000  Alaska Housing Finance Corporation, 1993 First Ser  .............  5.90    12/01/33      9,822,200
     3,830  Connecticut Housing Finance Authority, 1993 Subser F-1  .........  5.60    05/15/11      3,811,080
     8,700  Kentucky Housing Corporation, Federally Insured or Gtd Loans
             1993 Ser B  ....................................................  5.40    07/01/14      8,458,140
-----------                                                                                      --------------
    22,530                                                                                          22,091,420
-----------                                                                                      --------------
            Public Facilities Revenue (8.1%)
    12,000  California Public Works Board, Correctional 1993 Ser D COPs  ....  5.375   06/01/18     11,277,720
     4,000  Maine Municipal Bond Bank, 1993 Ser E  ..........................  5.30    11/01/13      3,873,760
     5,000  Kansas City School District Building Corporation, Missouri,
             Elementary Ser 1993 D (FGIC)  ..................................  5.00    02/01/14      4,686,250
    10,000  Regional Convention & Sports Complex Authority, Missouri,
             Refg Ser A 1993  ...............................................  5.60    08/15/17      9,759,200
-----------                                                                                      --------------
    31,000                                                                                          29,596,930
-----------                                                                                      --------------
            Resource Recovery Revenue (2.8%)
    10,000  Northeast Maryland Waste Disposal Authority, Montgomery County
-----------  Ser 1993 A (AMT)  ..............................................  6.30    07/01/16     10,185,900
                                                                                                 --------------
            Transportation Facilities Revenue (8.4%)
    10,000  Chicago, Illinois, Chicago-O'Hare Int'l Airport Refg 1993 Ser A    5.00    01/01/16      9,244,200
     5,000  Wayne County, Michigan, Detroit Metropolitan Wayne County
             Airport Sub Lien Ser 1993 C (MBIA)  ............................  5.25    12/01/13      4,793,000
     4,000  Rhode Island Port Authority & Economic Development Corporation,
             TF Green State Airport 1993 Ser A (AMT) (FSA)  .................  5.25    07/01/23      3,622,680
    10,000  Texas Turnpike Authority, Dallas North Tollway Refg Ser 1993
             (AMBAC)  .......................................................  5.00    01/01/20      9,105,200
     4,175  Virginia Transportation Board, US Route 58 Corridor Ser 1993 B  .  5.50    05/15/18      4,051,921
-----------                                                                                      --------------
    33,175                                                                                          30,817,001
-----------                                                                                      --------------

                      SEE NOTES TO FINANCIAL STATEMENTS


INTERCAPITAL QUALITY MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 1996, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------------
            Water & Sewer Revenue (13.9%)
  $  5,000  Phoenix Civic Improvement Corporation, Arizona, Wastewater Refg
             Ser 1993  ......................................................  5.00 %  07/01/18   $  4,521,200
     5,000  Los Angeles County Sanitation Districts Financing Authority,
             California, 1993 Ser A  ........................................  5.25    10/01/19      4,683,550
     5,000  Atlanta, Georgia, Water & Sewer Ser 1993  .......................  5.00    01/01/15      4,649,550
            Louisville & Jefferson County Metropolitan Sewer District,
             Kentucky,
     3,000   Ser 1993 A (MBIA)  .............................................  5.50    05/15/21      2,928,900
     5,000   Ser 1993 B (MBIA)  .............................................  5.50    05/15/23      4,877,250
    10,000  Massachusetts Water Resources Authority, 1993 Ser C  ............  5.25    12/01/20      9,451,400
     5,000  New York City Municipal Water Finance Authority, New York, 1994
             Ser B  .........................................................  5.50    06/15/19      4,775,650
    10,000  Philadelphia, Pennsylvania, Water & Wastewater Ser 1993 (FSA)  ..  5.50    06/15/14      9,866,200
     5,000  Norfolk, Virginia, Water Ser 1993 (AMBAC)  ......................  5.375   11/01/23      4,770,800
-----------                                                                                      --------------
    53,000                                                                                          50,524,500
-----------                                                                                      --------------
            Other Revenue (2.1%)
     8,000  New York Local Government Assistance Corporation, Ser 1993 C  ...  5.50    04/01/18      7,660,160
-----------                                                                                      --------------
            Refunded (1.3%)
     5,000  St Paul Housing & Redevelopment Authority, Minnesota, Civic
-----------  Center Ser 1993 (ETM)  .........................................  5.45    11/01/03      4,884,700
                                                                                                 --------------
   370,065  TOTAL MUNICIPAL BONDS (Identified Cost $364,315,489)  ...............................  357,177,816
-----------                                                                                      --------------
            SHORT-TERM MUNICIPAL OBLIGATION (0.3%)
     1,000  East Baton Rouge Parish, Louisiana, Exxon Corp Ser 1993
----------- (Demand 11/01/96) (Identified Cost $1,000,000)  .................  3.60*   03/01/22      1,000,000
                                                                                                 --------------
  $371,065  TOTAL INVESTMENTS (Identified Cost $365,315,489) (a)  ....................    98.2%    358,177,816
===========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES  ..........................     1.8       6,680,606
                                                                                                 --------------
            NET ASSETS  ..............................................................   100.0%   $364,858,422
                                                                                      ========== ==============

------------
   AMT       Alternative Minimum Tax.
   COPs      Certificates of Participation.
   ETM       Escrowed to Maturity.
   *         Current coupon of variable rate security.
   (a)       The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation was $443,553 and the aggregate gross unrealized depreciation was $7,581,226, resulting in net unrealized depreciation of $7,137,673.

Bond Insurance:


   AMBAC     AMBAC Indemnity Corporation.
Connie Lee   Connie Lee Insurance Company.
   FGIC      Financial Guaranty Insurance Company.
   FSA       Financial Security Assurance Inc.
   MBIA      Municipal Bond Investors Assurance Corporation.

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 1996, continued


             Geographic Summary of Investments
             Based on Market Value as a Percent of Net Assets
             October 31, 1996


Alaska                   5.3%
Arizona                  1.2
California               4.4
Connecticut              1.0
District of Columbia     0.9
Florida                  2.6
Georgia                  2.6
Hawaii                   2.6
Illinois                 6.4
Indiana                  2.1
Kansas                   1.3
Kentucky                 4.5
Louisiana                0.3
Maine                    2.0
Maryland                 6.6
Massachusetts            6.0
Michigan                 1.3
Minnesota                1.3
Missouri                 5.3
New York                 7.4
Pennsylvania             3.6
Rhode Island             1.0
South Carolina           1.6
Texas                    3.8
Virginia                 5.0
Washington               9.4
West Virginia            1.4
Wisconsin                7.3
                      -------
Total                   98.2%
                      =======

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996

 ASSETS:
Investments in securities, at value
 (identified cost $365,315,489) .......................................   $358,177,816
Cash ..................................................................         56,696
Interest receivable ...................................................      6,975,572
Deferred organizational expenses ......................................         13,756
Prepaid expenses ......................................................         32,970
                                                                        --------------
  TOTAL ASSETS ........................................................    365,256,810
                                                                        --------------
LIABILITIES:
Payable for:
 Common shares of beneficial interest repurchased .....................        173,215
 Investment management fee ............................................        118,601
Accrued expenses ......................................................        106,572
                                                                        --------------
  TOTAL LIABILITIES ...................................................        398,388
                                                                        --------------
NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized
 of non-participating $.01 par value, 1,940 shares outstanding)  ......     97,000,000
                                                                        --------------
Common shares of beneficial interest (unlimited shares authorized of
 $.01 par value, 19,929,113 shares outstanding) .......................    288,832,769
Net unrealized depreciation ...........................................     (7,137,673)
Accumulated undistributed net investment income .......................      1,539,578
Accumulated net realized loss .........................................    (15,376,252)
                                                                        --------------
  NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS ........................    267,858,422
                                                                        --------------
  TOTAL NET ASSETS ....................................................   $364,858,422
                                                                        ==============
NET ASSET VALUE PER COMMON SHARE
 ($267,858,422 divided by 19,929,113 common shares outstanding)  ......   $      13.44
                                                                        ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1996


NET INVESTMENT INCOME:
INTEREST INCOME ........................   $20,875,751
                                         -------------
EXPENSES
Investment management fee ..............     1,296,790
Auction commission fees ................       239,500
Professional fees ......................       117,708
Transfer agent fees and expenses  ......        98,375
Auction agent fees .....................        45,037
Shareholder reports and notices  .......        35,980
Registration fees ......................        32,915
Trustees' fees and expenses ............        20,740
Custodian fees .........................        18,456
Organizational expenses ................         7,217
Other ..................................        43,053
                                         -------------
  TOTAL EXPENSES BEFORE EXPENSE OFFSET       1,955,771
  LESS: EXPENSE OFFSET  ................       (18,192)
                                         -------------
  TOTAL EXPENSES AFTER EXPENSE OFFSET  .     1,937,579
                                         -------------
  NET INVESTMENT INCOME ................    18,938,172
                                         -------------
NET REALIZED AND UNREALIZED GAIN
(LOSS):
Net realized loss ......................      (715,913)
Net change in unrealized depreciation  .     5,384,362
                                         -------------
  NET GAIN .............................     4,668,449
                                         -------------
NET INCREASE ...........................   $23,606,621
                                         =============


                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                      FOR THE YEAR      FOR THE YEAR
                                                          ENDED             ENDED
                                                    OCTOBER 31, 1996  OCTOBER  31, 1995
----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ............................    $ 18,938,172      $ 19,671,518
Net realized loss ................................        (715,913)       (2,809,491)
Net change in unrealized depreciation ............       5,384,362        49,844,714
                                                   ----------------  ----------------
  NET INCREASE ...................................      23,606,621        66,706,741
                                                   ----------------  ----------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
INCOME:
Preferred ........................................      (3,457,244)       (3,902,385)
Common ...........................................     (14,941,780)      (16,270,606)
                                                   ----------------  ----------------
  TOTAL ..........................................     (18,399,024)      (20,172,991)
                                                   ----------------  ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Preferred ........................................         --            (40,200,000)
Common ...........................................     (16,506,750)      (12,754,282)
                                                   ----------------  ----------------
  TOTAL ..........................................     (16,506,750)      (52,954,282)
                                                   ----------------  ----------------
  NET DECREASE ...................................     (11,299,153)       (6,420,532)
NET ASSETS:
Beginning of period ..............................     376,157,575       382,578,107
                                                   ----------------  ----------------
  END OF PERIOD
  (Including undistributed net investment income
  of $1,539,578 and $1,000,430, respectively) ....    $364,858,422      $376,157,575
                                                   ================  ================

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1996


1. Organization and Accounting Policies

InterCapital Quality Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1996, continued

which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Trust's common shares in the amount of $36,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT


Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc., the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's average weekly net assets.


Under the terms of the Agreement, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES


The cost of purchases and the proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1996 aggregated $1,002,220 and $16,999,860, respectively.


Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1996, the Trust had transfer agent fees and expenses payable of approximately $7,200.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1996 included in Trustees' fees

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1996, continued

and expenses in the Statement of Operations amounted to $5,868. At October 31, 1996, the Trust had an accrued pension liability of $22,238 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST


The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 5 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.


Dividends, which are cumulative, are reset through auction procedures.


                         AMOUNT IN                                RANGE OF
 SERIES     SHARES*     THOUSANDS*      RATE*    RESET DATE   DIVIDEND RATES**
--------  ---------  ---------------  ---------  ----------  ----------------
    1         340         $17,000        3.45 %    11/04/96     3.00% - 4.90 %
    2         300          15,000        3.34      11/05/96     3.00  - 4.60
    3         300          15,000        3.35      11/06/96     2.99  - 5.375
    4         600          30,000        3.40      11/04/96     3.00  - 5.125
    5         400          20,000        3.349     11/04/96     3.00  - 5.00


------------
    *   As of October 31, 1996.
   **   For the year ended October 31, 1996.


Subsequent to October 31, 1996 and up through December 9, 1996, the Trust paid dividends to Series 1 through 5 at rates ranging from 3.00% to 3.75% in the aggregate amount of $313,371.


The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1996, continued


5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                          CAPITAL
                                                                                                          PAID IN
                                                                                              PAR        EXCESS OF
                                                                               SHARES        VALUE       PAR VALUE
                                                                           -------------  ----------  --------------
Balance, October 31, 1994 ................................................   22,663,113     $226,631    $317,867,170
Treasury shares purchased and retired (weighted average discount 12.29%)*    (1,247,900)     (12,479)    (12,741,803)
                                                                           -------------  ----------  --------------
Balance, October 31, 1995 ................................................   21,415,213      214,152     305,125,367
Treasury shares purchased and retired (weighted average discount 15.38%)*    (1,486,100)     (14,861)    (16,491,889)
                                                                           -------------  ----------  --------------
Balance, October 31, 1996 ................................................   19,929,113     $199,291    $288,633,478
                                                                           =============  ==========  ==============

------------

   *  The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS


At October 31, 1996, the Trust had a net capital loss carryover of approximately $15,376,000 to offset future capital gains to the extent provided by regulations, which will be available through October 31 of the following years:



        AMOUNTS IN THOUSANDS
-------------------------------------
   2002      2003     2004     TOTAL
---------  --------  ------  --------
 $11,851     $2,809    $716   $15,376
=========  ========  ======  ========


7. DIVIDENDS TO COMMON SHAREHOLDERS

The Trust declared the following dividends from net investment income:


                   AMOUNT PER                        PAYABLE
DECLARATION DATE      SHARE       RECORD DATE          DATE
----------------  -----------  ----------------  -----------------
October 30, 1996      $0.06     November 8, 1996  November 22, 1996
November 26, 1996     $0.06     December 6, 1996  December 20, 1996

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:



                                                                                                             FOR THE PERIOD
                                                                        FOR THE YEAR ENDED OCTOBER 31**    SEPTEMBER 29, 1993*
                                                                      ----------------------------------         THROUGH
                                                                          1996        1995       1994++    OCTOBER 31, 1993**
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ................................    $13.04     $ 10.83      $14.03          $ 14.06
                                                                      ----------  ----------  ----------  -------------------
Net investment income ...............................................      0.92        0.90        0.99             0.03
Net realized and unrealized gain (loss) .............................      0.23        2.15       (3.15)           (0.04)
                                                                      ----------  ----------  ----------  -------------------
Total from investment operations ....................................      1.15        3.05       (2.16)           (0.01)
                                                                      ----------  ----------  ----------  -------------------
Less dividends from:
 Net investment income ..............................................     (0.72)      (0.74)      (0.77)             --
 Common share equivalent of dividends paid to preferred shareholders      (0.17)      (0.18)      (0.19)             --
                                                                      ----------  ----------  ----------  -------------------
Total dividends .....................................................     (0.89)      (0.92)      (0.96)             --
Anti-dilutive effect of acquiring treasury shares ...................      0.14        0.08        0.04              --
Offering costs charged against capital ..............................       --          --        (0.12)           (0.02)
                                                                      ----------  ----------  ----------  -------------------
Net asset value, end of period ......................................    $13.44     $ 13.04      $10.83          $ 14.03
                                                                      ==========  ==========  ==========  ===================
Market value, end of period .........................................    $11.25     $10.875      $ 9.50          $15.125
                                                                      ==========  ==========  ==========  ===================
TOTAL INVESTMENT RETURN+  ...........................................     10.39%      22.91%    (32.98)%            0.83%(1)
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses before expense offset ................................      0.72%(4)    0.77%(3)   0.83%             0.48%(2)
Net investment income before preferred stock dividends  .............      6.94%       7.48%      7.85%             2.51%(2)
Preferred stock dividends ...........................................      1.27%       1.48%      1.50%              N/A
Net investment income available to common shareholders  .............      5.67%       6.00%      6.35%             2.51%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .............................  $364,858    $376,158  $382,578          $333,983
Asset coverage on preferred shares at end of period .................       376%        388%      278%               N/A
Portfolio turnover rate .............................................       -- ++++     --         21%               --


------------

   *    Commencement of operations.
   ** The per share amounts were computed using an average number of shares outstanding during the period.
   + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
   ++   Restated for comparative purposes.
   ++++ Less than 0.5%
   (1)  Not annualized.
   (2)  Annualized.


   (3) The above expense ratio would have been 0.76% after expense offset, which reflects 0.01% effect for custody cash credits.
   (4) The above expense ratio would have been 0.71% after expense offset, which reflects 0.01% effect for custody cash credits.

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF INTERCAPITAL QUALITY MUNICIPAL SECURITIES

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of InterCapital Quality Municipal Securities (the "Trust") at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the three years in the period then ended and for the period September 29, 1993 (commencement of operations) through October 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 9, 1996

                      1996 FEDERAL TAX NOTICE (unaudited)

   During the year ended October 31, 1996, the Trust paid the following per share amounts from tax-exempt income: $0.72 to common shareholders, $1,760 to Series 1 preferred shareholders, $1,802 to Series 2 preferred shareholders, $1,820 to Series 3 preferred shareholders, $1,782 to Series 4 preferred shareholders and $1,785 to Series 5 preferred shareholders.

INTERCAPITAL QUALITY
MUNICIPAL SECURITIES

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Haborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANT

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


INTERCAPITAL
QUALITY
MUNICIPAL
SECURITIES

ANNUAL REPORT
OCTOBER 31, 1996